Exhibit 99.2

    Collins & Aikman Files Voluntary Petitions for Chapter 11 Reorganization

               Worldwide Operations Continue Without Interruption;
  Company Obtains Commitment for $300 million in Debtor-in-Possession Financing

TROY, Mich. - Collins & Aikman Corporation (OTC Pink Sheets Quotation Service:
CKCR) announced today that it and substantially all of its domestic subsidiaries have filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Michigan. The Company said the Chapter 11 filing was precipitated by mounting liquidity issues and the need for immediate cash to fund operations. In conjunction with the filing, the Company has received a commitment from JPMorgan Chase for up to $300 million in debtor-in-possession (DIP) financing, with an interim approval request of $150 million. Upon Court approval, the DIP financing, combined with the Company's cash from operations, is expected to provide sufficient liquidity to meet post-petition operating expenses, including supplier obligations and employee wages, salaries and benefits. The Company's worldwide operations are expected to continue in the normal course of business without interruption.

Collins & Aikman said that it intends to use the Chapter 11 process to de-leverage its balance sheet and restore profitability. Charles Becker, acting chief executive officer of Collins & Aikman said, "We believe that this is the best course of action for our customers, employers, suppliers and other business partners. The protections afforded by the Chapter 11 process allow Collins & Aikman to gain immediate liquidity, continue operations in the ordinary course and focus on maximizing the value of the business. We expect to work diligently during the coming months to develop a restructuring plan that will allow the Company to emerge from Chapter 11 as a stronger, more competitive company that is well positioned for long-term success."

None of the Company's affiliates of the U.S. were included in the filing. JPMorgan Chase has also agreed to provide funding under the DIP facility to support Collins & Aikman's non-U.S. operations, which is expected to provide the non-U.S. affiliates with sufficient liquidity going forward.

Collins & Aikman also announced that it has retained Kroll Zolfo Cooper as its financial advisor and named John R. Boken of Kroll Zolfo Cooper as chief restructuring officer, effective upon filing the voluntary petition for Chapter 11 reorganization. Collins & Aikman has also retained Kirkland & Ellis LLP as its restructuring counsel and Lazard as its investment bank.

Mr. Becker emphasized that the Company expects day-to-day operations to continue as usual during the Chapter 11 process. "We do not anticipate that customers and suppliers will experience a change in the way we do business with them, " Mr. Becker said. "We have taken steps to make sure that suppliers get paid in full in the ordinary course of business for all goods and services provided after the filing date, and that customers continue to receive the same quality products to which they are accustomed."

As a routine matter, Collins & Aikman is presenting its ongoing employee compensation and benefit program to the Court for approval as part of the Company's "first day" motions. The


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Company anticipated that the Court will approve these requests, thereby ensuring that employees will be paid and that qualified benefit programs will continue without interruption or delay.

"We greatly appreciate the ongoing support of the Company's customers, employees and suppliers," Mr. Becker said. "Their loyalty is critical to Collins & Aikman's success and integral to the future of the Company. The management team is committed to making this reorganization successful and leading Collins & Aikman towards a bright future. Customers, employees and suppliers and other business partners can look forward to a company that can grow and compete successfully."

Additional information regarding the Chapter 11 reorganization is available on the Company's website, www.collinsaikman.com, or by calling the Company's toll fee Reorganization Information Line at 1-866-795-7641 or for International callers +1 310-432-4170.

Collins & Aikman Corporation, a Fortune 500 company, is a global leader in cockpit modules and automotive floor and acoustic systems and is a leading supplier of instrument panels, automotive fabric, plastic-based trim, and convertible top systems. Headquartered in Troy, Michigan, we have a workforce of approximately 23,000 and a network of more than 100 technical centers, sales offices and manufacturing sites in 17 countries throughout the world. Information about Collins & Aikman is available on the Internet at http://www.collinsaikman.com.

Cautionary Statement Concerning Forward-Looking Information

The foregoing reflects the Company's views about the accounting investigation, its financial condition, performance and other matters that constitute "forward-looking" statements, as that term is defined by the federal securities laws. You can find many of these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate," "should," "continue," "predict," "preliminary," and similar words used herein. These forward-looking statements are intended to be subject to the safe harbor protection provided by the federal securities laws. These forward looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks, and uncertainties, actual developments and results may differ materially from those expressed of implied by the forward-looking statements. Readers are cautioned not to place undue reliance on the statements, which speak only as of the date hereof.

Various factors that may affect outcomes and performance and results include, but are not limited to, general economic conditions in the markets in which the Company operates, declines in North American, South American and European automobile and light truck builds; labor costs and strikes at the Company's major customers and at the Company's facilities; fluctuations in the production of vehicles for which we are a supplier; changes in the popularity of particular car models, particular interior trim packages or the loss of programs on particular vehicle models; dependence on significant automotive customers; the level of competition in the automotive supply industry and pricing pressure from automotive customers, risks associated with conducting business in foreign countries; and increases in the price of certain raw materials, including resins and other petroleum-based products. In addition, the following may have a material impact on actual outcomes and performance and results; the results of the pending investigation; the change


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in leadership at the Company , the Company's ability to maintain access to its receivables facility and other financing arrangements, the Company's ability to otherwise maintain satisfactory relations with its creditors, suppliers, customers and creditors; the Company's ability to maintain current trade credit terms and manage its cash and liquidity, the Company's high leverage and ability to service its debt; and the impact of defaults under its material agreements and debt instruments.

The cautionary statements set forth above should be considered in connecting with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue. The Company does not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of the report or to reflect the occurrence of unanticipated events.

Contact: Sandra Sternberg                   David A. Youngman
         Sitrick And Company                Director of Corporate Communications
         (212) 573-6100 (248) 733-4355      sandi sternberg@sitrick.com
         david.youngman@colaik.com







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